                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

        Date of Report (Date of earliest event reported): May 8, 2003

                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             0-27420                     95-4437350
--------                             -------                     ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
Incorporation
or organization)

730 Grand Avenue, Ridgefield, New Jersey                          07657
-----------------------------------------------------             ------
(Address of principal executive office)                         (Zip Code)

Registrant's telephone number, including area code:  (201)943-0800

       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

Financial Statements of Advanced Recovery Solutions, Inc. d/b/a Complete Spill Solutions as of December 31, 2001 and for the period beginning August 8, 2001 (date of inception) to December 31, 2001 (audited). (Defalco) (Exhibit 99.1a)

Financial Statements of Advanced Recovery Solutions, Inc. as of December 31, 2002 (audited) and March 31, 2003 (unaudited) and for the years ended December 31, 2002 (audited) and for the three months ended March 31, 2002 and 2003 (unaudited). (Weiser) (Exhibit 99.1b)

(b) Pro forma financial information.

Consolidated Pro Forma Financial Statements (unaudited) of Whitewing Environmental Corp. and Advanced Recovery Solutions, Inc. as of March 31, 2003 and for the year ended December 31, 2002 and the three months ended March 31, 2003. (Exhibit 99.2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Whitewing Environmental Corp.
                                              ----------------------------------
                                                       (Registrant)

                                              /s/ Andrew V. Latham, Jr.
                                              ----------------------------------
                                              Andrew V. Latham, Jr.
                                              Principal Executive Officer

Date July 22, 2003                            /s/ Barbara Kane-Burke
                                              ----------------------------------
                                              Barbara Kane-Burke
                                              Principal Financial and Accounting
                                              Officer